HERSHEY

Investor Day 2023

HERSHEY, PA

MARCH 22, 2023

Welcome & Opening Remarks

Melissa Poole

VP, Investor Relations

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Many of these forward-looking statements can be identified by the use of words such as “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “future,” “intend,” “plan,” “potential,” “predict,” “project,” “strategy,” “target” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would,” among others. These statements are made based upon current expectations that are subject to risk and uncertainty. Because actual results may differ materially from those contained in the forward-looking statements, you should not place undue reliance on the forward-looking statements when deciding whether to buy, sell or hold the company’s securities. Factors that could cause results to differ materially include, but are not limited to: disruptions or inefficiencies in our supply chain due to the loss or disruption of essential manufacturing or supply elements or other factors; issues or concerns related to the quality and safety of our products, ingredients or packaging, human and workplace rights, and other environmental, social or governance matters; changes in raw material and other costs, along with the availability of adequate supplies of raw materials; the company’s ability to successfully execute business continuity plans to address changes in consumer preferences and the broader economic and operating environment; selling price increases, including volume declines associated with pricing elasticity; market demand for our new and existing products; increased marketplace competition; failure to successfully execute and integrate acquisitions, divestitures and joint ventures; changes in governmental laws and regulations, including taxes; political, economic, and/or financial market conditions, including with respect to inflation, rising interest rates, slower growth or recession, and other events beyond our control such as the impacts on the business arising from the conflict between Russia and Ukraine; risks and uncertainties related to our international operations; disruptions, failures or security breaches of our information technology infrastructure and that of our customers and partners (including our suppliers); our ability to hire, engage and retain a talented global workforce, our ability to realize expected cost savings and operating efficiencies associated with strategic initiatives or restructuring programs; complications with the design or implementation of our new enterprise resource planning system; and such other matters as discussed in our Annual Report on Form 10-K for the year ended December 31, 2022. All information in this presentation is as of March 22, 2023. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

ADVANCING

Enterprise Strategies

Michele Buck

Chief Executive Officer



HERSHEY

WHO WE ARE

Great Brands

Advantaged Financial Structure

Best People

Differentiated Capabilities & Executional Excellence

WE SET OUT TO DO

more...

WE SET OUT TO DO more…

…FOR OUR portfolio

…FOR OUR capabilities

…FOR OUR people

…FOR OUR customers

…FOR OUR environment

…FOR OUR shareholders

SINCE 2017

We've Made Great Progress

ACCELERATE Confection

Net & Retail Sales
+5% CAGR[1]

#1 E-Commerce Share[2]

Strategic Pricing
Avg Contribution +2.4pts[3]

PORTFOLIO Transformation

International
2022 Segment Margin 12.6%[3]

6 Acquisitions via Enhanced
M&A Capability

Salty Snacks
Now 10% of Company Sales[3]

INVESTING IN Capabilities

Media
ROI +30%[3]

Capital Investment
$2.1B[3]

Source: 1: IRI, 5-Year CAGR from 01/07/18 to 01/01/23 | 2: IRI Calendar Year w/e 01/01/23 | 3: Company Financials & Information

ONE OF THE

Strongest Snacking Portfolios

IN THE INDUSTRY


Reese's Dipped Pretzels
Jolly Rancher Gummies
Brookside Dark Chocolate
Pomegranate Flavor
York
Hershey's Kisses
barkTHINS
Dot's Homestyle Pretzels
Original Seasoned
Lily's
SkinnyPop Popcorn
SkinnyPop Popcorn Mini Cakes
SkinnyPop Kettle Corn
Pirate's Booty
Aged White Cheddar
Hershey's
Reese's Pieces
Reese's Snack Cake
Ice Breakers Ice Cubes
Twizzlers
Kit Kat
Reese's
Hershey's mr.Goodbar
Caramello
Rolo
Almond Joy
ONE Plant
PayDay
ONE

While Delivering Differentiated Results

Net Sales 5-Year CAGR[1]


3.7%
6.8%
S&P Food
HERSHEY

Adjusted EPS 5-Year CAGR[1]


2.7%
12.3%
S&P Food
HERSHEY

[1] Net Sales and adjusted EPS are presented on a calendar-year basis.
Source: Factset, Company Financials, see appendix for a reconciliation of GAAP to Adjusted EPS

Generated Peer-leading Market Performance

Market Performance

Stock Price Index to 12/31/2017


HSY: $232
HSY: $114
S&P Food
Dec 2017
Dec 2018
Dec 2019
Dec 2020
Dec 2021
Dec 2022

HSY STOCK PRICE CHANGE +104%

Source: Factset

We Aspire to...

- Be a portfolio of growing, **consumer-loved brands**
- **Lead the category** in performance, insights and execution
- **Invest differentially** in brands and capabilities
- Be the **#1 CPG company** to work for
- Deliver consistent, advantaged **financial performance**

WE ARE UNIQUELY POSITIONED TO Deliver More

Transformational Strengths

- Financial Capacity to Invest for the Future
- Unique Culture and Ways of Working
- Ability to Execute and Transform

Foundational Strengths

- Great Brands
- Advantaged Financial Structure
- Best People
- Differentiated Capabilities
- Executional Excellence

TO ACHIEVE THIS VISION,

Our Fundamental Strategies

REMAIN THE SAME



JOLLY rancher GUMMIES
SOURS
Reese's

UNDISPUTED LEADER

U.S. CMG



Dot's Homestyle Pretzels
SKINNY POP
POPCORN

SCALE

Salty Snacks



KISSES

PROFITABLE GROWTH IN

International



INCREMENTALITY VIA

M&A

A Leading Snacking Powerhouse

We are Evolving and Transforming Key Strategies for Next Phase of Growth

Continue	Evolve & Elevate	Transform
U.S. CMG Leadership	Commercial Capabilities	Salty Go-To-Market and Supply Chain
Scaling Salty Snacks	Network Capacity and Resilience	Business and Workforce Planning
Profitable International Growth	Environment, Social & Governance (ESG)	
M&A for Incrementality		

Balanced Growth Drivers

PROVIDE DIFFERENTIATION

- Sweet & SALTY
- Power Brands & NICHE FAVORITES
- U.S. & INTER-NATIONAL
- Everyday & SEASON
- At Home & ON-THE-GO

Continue to Focus on Confection and Salty Snacks



Jolly Rancher Gummies Sours
LILY'S Original Dark Chocolate
HERSHEY'S milk chocolate



Pirate's Booty Aged White Cheddar
Dot's Homestyle Pretzels Original Seasoned Pretzel Twists
SkinnyPop Popcorn



Pelonetes
HERSHEY'S Kisses milk chocolate
sofit soya
HERSHEY'S Jarabe Sabor a Chocolate

Drive Confection Incrementality	Scale Salty Snacks	Profitable International Growth
Drive Chocolate and Expand BFY & Sweets	Increase Brand Awareness	Focus on Core Brands
Deliver Price Realization	Expand Distribution	Expand Distribution
Optimize Consumer Investment	Scale Operating Model	Drive Adjacencies

M&A
TO ACCELERATE GROWTH

- On-trend Categories
- Scale Brands
- Incremental Occasions
- Strong Gross Margins



Dot's Homestyle Pretzels
ORIGINAL SEASONED
PRETZEL TWISTS
PURE POPPED PERFECTION
SKINNY POP
POPCORN
39 CALORIES PER CUP
NON GMO
NO ARTIFICIAL INGREDIENTS
GLUTEN FREE
PIRATE'S BOOTY
Aged White Cheddar
BAKED, NOT FRIED
NO ARTIFICIAL
LILY'S
ORIGINAL DARK CHOCOLATE
LILY'S
CRISPY RICE DARK CHOCOLATE

Transforming Commercial Capabilities

	Holistic Commercial Investment	Integrated Dynamic Planning	Agile Supply Chain Network
From	Trade and DME planned and optimized independently	Labor-intensive planning process tailored for stable performance	Supply chain focused on scale and consistency
To	**Evaluate, plan and optimize commercial spend across levers**	**Leverage AI to incorporate variables more quickly and efficiently**	**Network optimization for agility, growth and resilience**

Integrated Technology, Systems and Data

Upskill Talent and Transform Ways of Working

Business & Workforce Planning





- Optimize Labor Through Global Business Solutions
- Prioritize and Enhance Talent Development
- Simplify and Digitize Key Processes
- Harmonize Technology Solutions

DELIVERING more... IN THE FUTURE

We Listened to Your Feedback

plans promotions consumers
capacity supply customer advertising pricing working
trends margins chain confection
state innovation ESG
opportunities capital productivity
digital AI capabilities strategy growth
international margin value snack
analytics India competition allocation automation
cocoa LT algorithm relationships
outlook volume

Strategies
FOR THE FUTURE

U.S. Confection
Chuck Raup • President, U.S. Confection

Salty Snacks
Kristen Riggs • President, Salty Snacks

Supply Chain Strategy & Investment
Will Bonifant• Vice President, U.S. & Canada Supply Chain

Quick Hits

Financial Outlook & Capital Allocation Priorities
Steve Voskuil • Chief Financial Officer

Q&A

Being the Undisputed Leader in U.S. Confection



Chuck Raup

President, U.S. Confection

U.S. Confection Leader

Leading Position


RESEALABLE BAG
New!
JOLLY rancher GUMMIES
SOURS
LOW FAT SNACK
STRAWBERRY
TWISTS
Twizzlers
ICE CUBES
PEPPERMINT
HERSHEY'S
milk chocolate
Reese's
2 PEANUT BUTTER CUPS

CMG
31%[1]

Chocolate
45%[1]

Gaining Share

HERSHEY

+60 bps[2]

Top 5
Competitors Combined

-215 bps[2]

Source: 1: IRI Calendar Year w/e 01/01/23 | 2: IRI, 3-Year absolute change, Calendar Year w/e 01/01/23

North America Confection

Net Sales Growth

Recent Performance 2019-2022

~4%
Net Price Realization

+

~3%
Volume

+7.0%
AVERAGE

Segment Margin

Recent Performance 2019-2022



+180
bps
31.1%
32.9%
2019
2022

OUTLOOK

Low Single-Digit Growth

- Net Price Realization ++
- Volume +

Annual Margin Expansion

- Strategic Revenue Growth Management
- Fixed Cost Leverage
- Manufacturing Capabilities/Technology
- Media Optimization

Source: Company Financials

Evolved Strategies for Sustainable Growth

	Innovation	Pricing	Omni-Channel	Media Targeting
2017	Mass Approach, Capital-Intensive	Episodic and Reactive	<1% of Digital Sales	Broad-reach Targeting
Today	Fit for Purpose / Occasion-based + White Space Segments	Proactive Strategic Growth Driver	5%+ of Digital Sales	Mass Personalization with Greater Effectiveness And Lower Cost

Capitalizing on Consumer Trends

Home-Centricity

+42B More At-Home Eating Occasions vs 2019



PARTY
HERSHEY'S
York
Reese's
Almond Joy
KitKat
SHARE
Mr. Goodbar
HERSHEY'S
miniatures

Physical and Emotional Wellness

Chocolate is Top Snack for Stress Relief



HERSHEY'S
chocolate candy
ZERO SUGAR
HERSHEY'S
nuggets
LILY'S
CRISPY RICE
DARK CHOCOLATE
York

Digital Connectivity

More Ways to Reach Consumers

Addressable Media From 20% to 65%

Source: 1: The NPD Group: Eating Patterns in America, Trends in Meals & Snacks & Snack Track, Trend in Snack Categories by Mood | 2: Company Information, Horizon Media Report (2022)

White Space Opportunities

Gummy



JOLLY rancher GUMMIES SOURS
Twizzlers GUMMIES

Growth
~3X
Category Avg

Better-for-you Confection



HERSHEY'S
special dark
ZERO SUGAR
LILY'S
GUMMY BEARS
CRISPY RICE DARK CHOCOLATE

Growth
~2X
Category Avg

- ✓ Increase innovation, distribution and media
- ✓ Invest in gummy capacity
- ✓ Leverage partnerships

- ✓ Grow Zero-Sugar Platform
- ✓ Invest in new sugar reduction technology
- ✓ Expand Lily's distribution and launch innovation

Source: IRI. Retail Sales for Calendar Year w/e 01/07/18 to 01/01/23

Advantaged
CATEGORY AND TRENDS

&

Proven
BRAND STRATEGY

UNDISPUTED
U.S.
Confection
Leader

Salty Snacks Growth & Margin Opportunities

Kristen Riggs

President, Salty Snacks

We Aspire to LEAD in Popcorn and Pretzels


PURE POPPED PERFECTION
SKINNY POP
POPCORN
39 CALORIES PER CUP
NON GMO
NO ARTIFICIAL INGREDIENTS
GLUTEN FREE

FROM #2 TO #1

&


authentic
Dot's Homestyle Pretzels
ORIGINAL SEASONED
PRETZEL TWISTS
NORTH DAKOTA
Small Town Recipe, BIG Time Flavor
NET WT. 5 OZ. (142g)

FROM #3 TO #1

Popcorn

Pretzels

Source: IRI Calendar Year w/e 01/01/23

We are Positioned to Win

Categories are Primed for Growth

Retail Sales 3-Year CAGR[1]



11.4%
11.5%
10.6%
8.3%
RTE Popcorn
Pretzels
Salty Snacks
Edibles

	RTE Popcorn	Pretzels	Salty Snacks	Edibles
Retail Sales[2]	$2B	$2B	$35B	$685B

Brands are Scaled, Fast-growing

SkinnyPop Popcorn

$495M[2]

#1 in Dollar Growth Over 3-Years

Dot's Homestyle Pretzels

$335M[2]

Fastest-Growing Pretzel Brand Over 3-Years

Source: 1: IRI, Calendar Year w/e 01/05/20 to 01/01/23 I 2: IRI, Retail Sales for Calendar Year w/e 01/01/23

CATEGORY-LEADING

Growth

&

EXPAND

Profitability

Investment

TO DRIVE FUTURE GROWTH AND PROFITABILITY

We will Deliver Double-Digit Growth Over Next 3 Years

BUILD BRAND AWARENESS

INCREASE DISTRIBUTION

WIN INCREMENTAL OCCASIONS


10 PACKS
Dot's Homestyle Pretzels
TEN
INDIVIDUAL PACKS
PIRATE'S BOOTY
Aged White Cheddar
authentic
Dot's Homestyle Pretzels
ORIGINAL SEASONED
PRETZEL TWISTS
Small Town Recipe, BIG Time Flavor
NET WT. 16 OZ. (1 LB) 454g
PURE POPPED PERFECTION
SKINNY POP
POPCORN
39 CALORIES PER CUP
NON GMO
GLUTEN FREE
NET WT 14 OZ (397g)
PERFECT FOR A QUICK SNACK
10 BAGS
80 CALORIES PER BAG
MULTIPACK
PERFECT FOR ON-THE-GO
PEANUT AND TREE NUT FREE
NO ARTIFICIAL COLORS OR PRESERVATIVES
GLUTEN FREE
20 BAGS
Kettle Corn
SWEET & SALTY
7 BAGS
6 BAGS
MILY SNACK PACK

Build Brand Awareness

2022 HOUSEHOLD PENETRATION

9% ↑	59%
Dots	Pretzels

2022 HOUSEHOLD PENETRATION

15% ↑	57%
Skinny Pop	RTE Popcorn



authentic
Dot's Homestyle Pretzels
ORIGINAL SEASONED
PRETZEL TWISTS
Small Town Recipe, BIG Time Flavor
NET WT. 5 OZ. (142g)
PURE POPPED PERFECTION
SKINNY POP
POPCORN
39 CALORIES PER CUP
NON GMO
NO ARTIFICIAL INGREDIENTS
GLUTEN FREE
NET WT 14 OZ (397g)

Increase Advertising Investment

Introduce First-ever Campaign for Dot's

New

Launch New Campaign for SkinnyPop

Source: IRI, Calendar Year w/e 01/01/23

Increase Distribution

DISTRIBUTION – ACV, 2022

Geographical Expansion


84%
50%

TOTAL U.S.

69%

Channel Expansion


86%
98%
SkinnyPop
Competitor A

Source: IRI, Average ACV Weighted Distribution by Quad for Calendar Year w/e 01/01/23

Win Incremental Occasions


PERFECT FOR ON-THE-GO
PEANUT AND TREE NUT FREE
NO ARTIFICIAL COLORS OR PRESERVATIVES
GLUTEN FREE
20 BAGS
PIRATE'S BOOTY
Aged White Cheddar
7 BAGS
7 BAGS
AMILY SNAC
PERFECT FOR A QUICK SNACK
10 BAGS
SKINNY POP
POPCORN
80 CALORIES PER BAG
MULTIPACK
10 PACKS
Dot's Homestyle Pretzels
TEN
INDIVIDUAL P
Reese's
POPCORN

Optimize Multi-pack Offerings and Margins

Capture Sweet & Salty Occasions

Committed to Margin Improvement

Near-Term

Expand Gross Margin
~300 bps by 2026

Long-Term



Company E
Company D
HERSHEY
Company C
Company B
Company A

Strong Pipeline for Margin Enhancement

Near-Term

- Optimize Existing Supply Chain Network
- Implement Enhanced ERP System

Longer-Term

- Scale Supply Chain Network
- Portfolio Mix

Foundational

- Net Price Realization
- Productivity


Investing for Growth and Margin Expansion
Increase advertising to drive brand equity
Modernize and integrate ERP systems
Evolve and transform supply chain
Invest in people and capabilities

Dot's Homestyle® Pretzels

+

PRETZELS INC

SKINNYPOP® POPCORN

Supply Chain Strategy & Investments

Will Bonifant

Vice President,
U.S. & Canada Supply Chain

Supply Chain

ENABLES

Growth & Margin Expansion



Elevating Supply Chain Capabilities
DIGITALIZATION
Transformational Strengths
Flexible Manufacturing
Agile Fulfillment
Enhanced Portfolio Capabilities
Foundational Strengths
Food Safety & Quality
Scale
Productivity & Efficiency
Core Capacity

Robust Diligence Process to Maximize ROIC


Lean Manufacturing
Portfolio Optimization
Eliminate Bottlenecks
Alternate Sourcing
Network Expansion

Productivity and Efficiency is Foundational to Capital Efficiency

	Replace Underutilized Assets	Repurpose Assets	Leverage Excess Capacity
From	ZERO	HERSHEY'S COOKIE LAYERCRUNCH CARAMEL	PRETZELS INC
To	PAYDAY	Reese's THiNS	PIRATE'S BOOTY

Increased Productivity

Capacity Investments will Enable Network Utilization to Return to Optimal Efficiency & Service Levels by 2024

2017-2022 Utilization

+15

Points of Utilization

in Last 5-Years

2022-2024 Projected Utilization



Over
Target Capacity
Under
No Investment
With Investment

Source: Company Information

Core Brand Investments Focused on High-Volume Lines to Support Growth

Reese's


Reese's

20%

VOLUME GROWTH[1]

since 2017



~60%

OF CAPACITY INVESTMENT TOWARDS REESE'S[2]

in 2021-2025



Capacity


COMING 2024

Chocolate Making Facility

Source: 1: IRI, Retail volume absolute growth from Calendar Year w/e 01/07/18 to 01/01/23 | 2: Company Information

Investment in Transformation Capabilities

Flexible Manufacturing



Agile Fulfillment



Enhanced Portfolio Capabilities



Flexible Manufacturing

From
Conventional Lines

Technology A



Technology B



Technology C



Capital Intensive

- ! Single Purpose Assets
- ! Focused SKU Portfolio
- ! Complex Line Changeovers

To
Advance Technology Line

Technology A + B + C



Capital Efficient

- ✓ Multi Purpose Assets
- ✓ Diverse SKU Portfolio
- ✓ Quick Changeovers - Minimal Downtime

Agile Fulfillment

From

Limited Display Units


WANT.
Reese's
Reese's
Reese's
Reese's

One Tower Size,
One Mix

To

Regional / Class of Trade Optimized Display Units



550 Cartridge Configurations


WANT.
KitKat
WANT.

X 40
Tower Sizes

Precision Display Mix

Mass Customization at Scale Enabled by Robotics and Digital Integration

Expanding Our Supply Chain Capabilities to Support Portfolio Evolution

NEW SALTY CAPABILITIES



Pretzel Manufacturing + Seasoning



Insource Pirate's Booty



Produce Sweet & Salty Snacks

Supply Chain
ENABLES

Growth



&

Margin Expansion

Customer



&



Consumers

QUICK HITS

International & ESG

Rohit Grover
President, International

Leigh Horner
Chief Sustainability Officer

Building our Brands across Markets

Hershey's as a Global Powerhouse


SPECIAL DARK
HERSHEY'S
TRADICIONAL
73%

- Global campaigns with local relevance
- New occasions with innovation
- Brand halo to win in adjacencies

Reese's Carving its Own Path


Love Reese's to pieces
Reese's
Pieces
Anything but ordinary

- Successful playbook in UK, leveraging U.S. assets
- Selective regional expansion: Germany, Australia, Middle East

Differentiating with Local Jewels


¿CÓMO COMES TU PELON?
¿DE A POQUITO?
PELON PELO RICO
sabor a tamarindo
COME BIEN
PELON MEXICANO HASTA LOS PELOS

- Pelon on track to be #1 in Spicy in Mexico

ESG Priorities Aligned to Material Issues

Cocoa

Creating thriving communities and environments behind our most essential ingredient



Responsible Sourcing & Human Rights

Using robust due diligence and leading standards to protect people across our value chain



Environment

Enhancing our operations to meet high-impact climate, waste and packaging goals



Our People

Creating more ways for more people to be themselves and thrive



Youth

Community

Financial Outlook & Capital Allocation Priorities

Steve Voskuil
Chief Financial Officer

ADVANTAGED Financial Structure

- Growing Categories
- Volume & Price Growth
- Leading Margin Performance
- Strong Cash Flow Enabling Portfolio Expansion
- Disciplined Capital Allocation with Differentiated Reinvestment

Peer-leading Return for Shareholders

5-YEAR CAGR

Proven Track Record

Adjusted Earnings Per Share


+12.3%
$4.76
$8.52
2017
2022

Operating Cash Flow


+13.3%
$1.2B
$2.3B
2017
2022

Dividend Per Share


+8.7%
$2.55
$3.87
2017
2022

Source: Company Financials, see appendix for a reconciliation of GAAP to Adjusted EPS

Balanced Price and Volume Growth

Organic Net Sales Growth



Price
Volume
1.4%
10.4%
6-8%
~3%
2018-20
2021-22
2023E
Long-Term

2-4% Long-term Algorithm

Price	Volume
1.5%	1.5%

NA Confectionery	NA Salty Snacks	International
Price ++ Volume +	Price + Volume +++	Price + Volume ++

Source: Company Financials

Leading Margins

Adjusted Gross Margin
Calendar Year 2022


HERSHEY
44%
Mondelez
37%
McCormick
36%
General Mills
33%
Smucker's
33%
Campbell's
31%
Kelloggs
31%
Kraft Heinz
31%
Congra
25%

Adjusted Operating Margin
Calendar Year 2022


HERSHEY
23%
Kraft Heinz
18%
General Mills
17%
Smucker's
16%
Mondelez
16%
Campbell's
15%
Conagra
15%
McCormick
14%
Kelloggs
12%

Source: Consensus Metrix, Factset; Company Financials, see appendix for a reconciliation of GAAP to Adjusted Gross Margin and Operating Margin

Opportunities for Continued Margin Expansion



Adjusted Operating Income Margin %
++
20.7%
22.9%
23.1%
2017
2021
2022
2023-25E

- Fixed Cost Leverage
- Net Price Realization
- Productivity enabled via Enhanced Supply Chain & Digital Capabilities
- Snacking Scale and Network Optimization
- SG&A Discipline and Ways of Working Transformation

Source: Company Financials, see appendix for a reconciliation of GAAP to Adjusted Operating Margin

Increasing Productivity



Freight &
Logistics
15%
2022
Cost of Goods Sold
$5.9B
Raw Materials
& Packaging
60%
25%
Manufacturing
Overhead



Annual Productivity
and Efficiencies
International
North America
Salty Snacks
North America
Confectionery
+$400M
Over 3-Years

Source: Company Financials

Strong Cash Flow Conversion

Cash Flow from Operations ($ Billion)


13.3%
5-Yr CAGR
$1.2
$1.6
$1.8
$1.7
$2.1
$2.3
2017
2018
2019
2020
2021
2022

Free Cash Flow Productivity[1]


127%
108%
126%
98%
107%
99%
Financial Target
100%+
2017
2018
2019
2020
2021
2022

Focused Effort on Working Capital Improvement

- Expand Processes to Salty Snacks
- Extended Payment Terms with Suppliers
- Optimize Inventory Levels

1. Free Cash Flow Productivity is defined as [Free Cash Flow / Net Income}.

Source: Company Financials

Capital Allocation Strategy to Support Growth and Create Value for Shareholders


Sustain
Financial
Strength and
Flexibility

Business Reinvestment Including M&A 1

2 **Dividend**

Maintain a dividend payout >50%

3 **Share Buybacks**

- Consistent amount annually
- Opportunistic if excess cash available

Debt Reduction 4

- Net leverage ratio target of 1.5-2.0
- Maintain investment grade Single A Rating

Capex will Remain Elevated in 2024 and Normalize in 2025

Capital Expenditures as a % of Net Sales


5.5%
5.0%
~8%
5-6%
~4%
2021
2022
2023E
2024E
Long-Term

Capital Investment Focused on:

- Core confection capacity
- Snacking scale and optimization
- Supply Chain resilience and technology

- High return investment
- Disciplined approach

Source: Company Financials

A Great Investment

- Growing Categories
- Volume & Price Growth
- Leading Margin Performance
- Strong Cash Flow
- Disciplined Capital Allocation

Total Shareholder Return

5-Year Annualized Return


HERSHEY
17.8%
Market
9.4%
Food
6.6%

Source: Factset, Total Shareholder Return for 12/31/2017 to 12/31/2022

Strong Visibility to Consistently Deliver Long-term Algorithm

	2023	2024-2025	2026+
Net Sales Growth	6 - 8%	3 - 4%	2 - 4%
Adjusted EPS Growth	9 - 11%	7 - 8%	6 - 8%

Reaffirming 2023 Outlook

6-8%	11-15%	9-11%
Reported Net Sales growth	Reported Earnings Per Share Growth	Adjusted Earnings Per Share Growth

DELIVERING more…

KEEP THE MOMENTUM GOING

INVEST DIFFERENTIALLY & PRAGMATICALLY

EXECUTE AND TRANSFORM

Deliver Peer-leading Shareholder Return

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2022

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 4,498.8	$ 2,260.8	$ 137.6	$ 1,644.8	$ 7.96
Adjustments:					
Derivative mark-to-market losses	78.8	78.2	-	64.7	0.38
Business realignment activities	-	4.4	-	3.3	0.02
Acquisition and integration-related activities	4.0	48.5	-	37.0	0.24
Other miscellaneous losses	-	13.6	-	10.3	0.07
Tax effect of all adjustments reflected above	-	-	-	-	(0.15)
Non-GAAP results	$ 4,581.6	$ 2,405.4	$ 137.6	$ 1,760.1	$ 8.52
As reported gross margin	43.2%	-	-	-	-
Non-GAAP gross margin (1)	44.0%	-	-	-	-
As reported operating profit margin	21.7%	-	-	-	-
Non-GAAP operating profit margin (2)	23.1%	-	-	-	-

1: Calculated as non-GAAP gross profit as a percentage of net sales for the period presented. | 2: Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2021

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 4,048.6	$ 2,043.7	$ 127.4	$ 1,477.5	$ 7.11
Adjustments:					
Derivative mark-to-market gains	(24.4)	(24.4)	-	(15.2)	(0.12)
Business realignment activities	5.2	16.6	-	13.5	0.09
Acquisition and integration-related activities	2.7	33.1	-	25.5	0.16
Noncontrolling interest share of business realignment and impairment charges	-	-	-	5.3	0.03
Other miscellaneous benefits	-	(15.2)	-	(13.7)	(0.07)
Tax effect of all adjustments reflected above	-	-	-	-	(0.01)
Non-GAAP results	$ 4,032.1	$ 2,053.9	$ 127.4	$ 1,492.8	$ 7.19
As reported gross margin	45.1%	-	-	-	-
Non-GAAP gross margin (1)	44.9%	-	-	-	-
As reported operating profit margin	22.8%	-	-	-	-
Non-GAAP operating profit margin (2)	22.9%	-	-	-	-

1: Calculated as non-GAAP gross profit as a percentage of net sales for the period presented. | 2: Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2020

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,701.3	$ 1,782.7	$ 149.4	$ 1,278.7	$ 6.11
Adjustments:					
Derivative mark-to-market losses	6.4	6.4	-	5.1	0.03
Business realignment activities	2.2	31.5	-	24.0	0.15
Acquisition-related costs	-	3.6	-	2.8	0.03
Pension settlement charges relating to Company-directed initiatives	-	-	-	2.6	0.02
Long-lived asset impairment charges	-	9.1	-	8.8	0.04
Noncontrolling interest share of business realignment and impairment charges	-	-	-	(3.4)	(0.02)
Other miscellaneous benefits	-	(3.2)	-	(2.4)	(0.01)
Tax effect of all adjustments reflected above	-	-	-	-	(0.06)
Non-GAAP results	$ 3,709.9	$ 1,830.2	$ 149.4	$ 1,316.2	$ 6.29

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2019

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,622.5	$ 1,596.0	$ 144.1	$ 1,149.7	$ 5.46
Adjustments:					
Derivative mark-to-market gains	(28.7)	(28.7)	-	(25.2)	(0.14)
Business realignment activities	-	9.2	-	7.3	0.04
Acquisition-related costs	2.0	10.2	-	7.7	0.05
Pension settlement charges relating to Company-directed initiatives	-	-	-	1.8	0.01
Long-lived and intangible asset impairment charges	-	112.5	-	88.5	0.53
Noncontrolling interest share of business realignment and impairment charges	-	-	-	(2.8)	(0.01)
Gain on sale of other assets	-	(11.3)	-	(8.5)	(0.05)
Tax effect of all adjustments reflected above	-	-	-	-	(0.11)
Non-GAAP results	$ 3,595.8	$ 1,687.9	$ 144.1	$ 1,218.4	$ 5.78

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2018

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,575.3	$ 1,623.7	$ 138.8	$ 1,177.6	$ 5.58
Adjustments:					
Derivative mark-to-market gains	(168.3)	(168.3)	-	(152.5)	(0.80)
Business realignment activities	11.3	51.8	-	38.9	0.25
Acquisition-related costs	6.2	44.8	-	35.7	0.21
Pension settlement charges relating to Company-directed initiatives	-	-	-	4.1	0.03
Long-lived and intangible asset impairment charges	-	57.7	-	41.9	0.27
Impact of U.S. tax reform	-	-	-	(7.8)	-
Noncontrolling interest share of business realignment and impairment charges	-	-	-	(6.3)	(0.03)
Gain on sale of licensing rights	-	(2.7)	-	(1.5)	(0.01)
Tax effect of all adjustments reflected above	-	-	-	-	(0.14)
Non-GAAP results	$ 3,424.6	$ 1,607.1	$ 138.8	$ 1,130.1	$ 5.36

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2017

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,455.4	$ 1,313.4	$ 98.3	$ 783.0	$ 3.66
Adjustments:					
Derivative mark-to-market gains	(35.3)	(35.3)	-	(30.5)	(0.16)
Business realignment activities	5.1	69.4	-	51.0	0.33
Acquisition-related costs	-	0.3	-	0.2	-
Pension settlement charges relating to Company-directed initiatives	-	-	-	6.8	0.05
Long-lived and intangible asset impairment charges	-	208.7	-	185.4	0.98
Impact of U.S. tax reform	-	-	-	32.5	-
Noncontrolling interest share of business realignment and impairment charges	-	-	-	(26.8)	(0.13)
Tax effect of all adjustments reflected above	-	-	-	-	(0.04)
Non-GAAP results	$ 3,425.2	$ 1,556.5	$ 98.3	$ 1,001.5	$ 4.69
As reported gross margin	46.0%				
Non-GAAP gross margin (1)	45.6%				
As reported operating profit margin	17.5%				
Non-GAAP operating profit margin (2)	20.7%				

1: Calculated as non-GAAP gross profit as a percentage of net sales for the period presented. | 2: Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.